UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002


                        INTERSTATE HOTELS & RESORTS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-14331                  52-2101815
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(State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)                Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 965-4455
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                                    FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1 Slide presentation posted on the Registrant's website.


ITEM 9.  REGULATION FD DISCLOSURE

                  A copy of a slide presentation that the Registrant has posted on the Registrant's website, WWW.IHRCO.COM, is attached as Exhibit 99.1 to this report.

                  The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Registrant that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.


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                                                                               3


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2002


                               INTERSTATE HOTELS & RESORTS, INC


                               By:  /s/ Christopher L. Bennett
                                    ---------------------------------------
                                    Christopher L. Bennett
                                    Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1 Slide presentation posted on the Registrant's website.